UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022

APOLLO MEDICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801
(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2022, Apollo Medical Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2022. A copy of the press release and supplemental data are furnished with this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2022, the Company appointed Chan Basho as the Company's Interim Chief Financial Officer, effective May 5, 2022.

Mr. Basho, 40, possesses 15 years of experience in strategy, finance and operations at reputable healthcare companies, most recently having served as Vice President of Strategy and Corporate Development at Alignment Healthcare since 2018. From 2017 to 2018, Mr. Basho served as Chief Financial Officer at Alsana, a private equity-backed behavioral health company. From 2014 to 2017, Mr. Basho served in different positions at HealthCare Partners, a DaVita Medical Group company, including as Vice President of Strategy and Corporate Development leading strategy and development for the California market. From 2007 to 2014, Mr. Basho served in different capacities related to strategy and finance at DaVita Kidney Care, including as Director of Corporate Finance. Mr. Basho received a bachelor’s degree in Bioengineering from the University of California, Berkeley, and an MBA from the Wharton School at the University of Pennsylvania.

Under his current employment agreement, Mr. Basho will receive an annual base salary of $300,000, a sign-on bonus of $200,000 and an initial equity award in the form of time-vesting restricted stock valued at $1,200,000. Mr. Basho will also be eligible for an annual bonus and long term incentive awards consistent with awards for other senior executives.

In connection with the appointment, Eric Chin will step down for personal reasons as Chief Financial Officer effective May 5, 2022. Mr. Chin will continue to work with the Company as an executive advisor.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the matters referenced in Item 5.02 is furnished with this Current Report on Form 8-K as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.3 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Apollo Medical Holdings, Inc. Regarding its Financial Results for the Quarter Ended March 31, 2022, dated May 5, 2022.
99.2	Supplemental Data of Apollo Medical Holdings, Inc., dated May 5, 2022.
99.3	Press Release of Apollo Medical Holdings, Inc. Regarding Appointment of Chief Financial Officer dated May 5, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: May 5, 2022	By:	/s/ Thomas S. Lam
	Name: Title:	Thomas S. Lam, M.D., M.P.H. Co-Chief Executive Officer and President